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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 27, 2005

                             AMERIGROUP Corporation
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      001-31574                 54-1739323
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                4425 Corporation Lane
               Virginia Beach, Virginia                         23462
       (Address of principal executive office)                (Zip Code)

       Registrant's telephone number, including area code: (757) 490-6900

                                 Not Applicable
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           Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of a press release issued on July 27, 2005 containing financial information for the Company for the quarterly period ended June 30, 2005.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT
NUMBER                                 DESCRIPTION
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   99.1    Press Release, dated July 27, 2005 by AMERIGROUP Corporation
           (the "Company").

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMERIGROUP Corporation

July 27, 2005                   By:    E. Paul Dunn, Jr.
                                       -----------------------------------------
                                Name : E. Paul Dunn, Jr.
                                Title: Executive Vice President, Chief Financial
                                       Officer and Treasurer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                 DESCRIPTION
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   99.1    Press Release, dated July 27, 2005 by AMERIGROUP Corporation.